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                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 31, 2006, relating to the consolidated financial statements of PolyMedix Inc., appearing in the Annual Report on Form 10-SB of PolyMedix, Inc. for the year ended December 31, 2005.

/s/ DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
December 21, 2006